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Exhibit 10.18

                                    FORM OF
                                    -------
                             DIGITALWORK.COM, INC.
                             ---------------------
                     DIRECTORSHIP INDEMNIFICATION AGREEMENT
                     --------------------------------------

     THIS INDEMNIFICATION AGREEMENT ("Agreement") is made as of this ____ day of __________, 1999 by and between DIGITALWORK.COM, INC., a Delaware corporation (the "Company"), and ________________ ("Indemnitee").

     WHEREAS, Indemnitee is currently serving as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to continue his or her service in such capacity(ies) without concern of unwarranted personal liability;

     WHEREAS, the Company and Indemnitee recognize that litigation against corporations has increased over past decades and increasingly has subjected officers and directors personally to the risks and expenses of such litigation; and

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals such as Indemnitee to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection against personal liability permitted by law; and

     WHEREAS, the Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") authorizes the Corporation to provide indemnification and to advance expenses to the full extent not prohibited by Delaware law and the Amended and Restated By-Laws (the "By-Laws") of the Company provide that the Company shall indemnify its directors and officers, in the manner and to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"); and

     WHEREAS, DGCL Section 145(f) expressly recognizes that the indemnification provisions of the DGCL are not exclusive of any other rights to which a person seeking indemnification may be entitled under the Restated Certificate of Incorporation or By-Laws of the Company, or an agreement providing for indemnification, or a resolution of stockholders or directors, or otherwise; and both the Restated Certificate of Incorporation and By-Laws each also expressly recognize that the indemnification provisions of the Restated Certificate of Incorporation and By-Laws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement;

     WHEREAS, the By-Laws also permit the Company to provide directors and officers liability insurance and other forms of insurance protection to its directors, officers, employees and agents; and

     WHEREAS, the Company and Indemnitee recognize that the cost and availability of directors' and officers' liability insurance has not only fluctuated widely over time, but
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frequently that such insurance frequently contains express or implied limitations on coverage of specific risks and may involve protracted claims procedures that prevent the timely payment or reimbursement of losses incurred by directors and officers in their own defense, or by the Company on their behalf; and

     WHEREAS, the Company wishes therefore to provide Indemnitee with an independent contractual right to indemnification and advancement of defense expenses in addition to that provided in the Restated Certificate of Incorporation and the By-Laws of the Company, in a form generally approved and authorized by the stockholders of the Company:

     NOW THEREFORE, in consideration of the promises, conditions and representations set forth herein, including without limitation the Indemnitee's service in his or her capacity as a director, officer, employee, or agent of the company and/or, at the Company's request, as a director, officer, employee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and in consideration for Indemnitee's services in such capacity, the Company and Indemnitee hereby agree as follows:

     1.  Indemnification.

              (a) Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding of any kind, including without limitation any alternative dispute resolution mechanism, in each case, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld), costs of investigation, and costs of attachment or similar bonds, and actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

             (b) Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact

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that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) costs of investigation, and, to the fullest extent permitted by law, amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

              (c) Mandatory Payment of Expenses. To the extent the Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsections (a) and (b) of this Section 1, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

     2. Agreement to Serve. In consideration of the protection afforded by this Agreement, if Indemnitee is a director of the Company, he or she agrees to serve at least for six months after the effective date of this Agreement as a director and not to resign voluntarily during such period without the written consent of a majority of the Board of Directors. If Indemnitee is an officer of the Company not serving under an employment contract, he or she agrees to serve in such capacity at least for the balance of the current fiscal year of the Company and not to resign voluntarily during such period without the written consent of a majority of the Board of Directors. Following the applicable period set forth above, Indemnitee agrees to continue to serve in such capacity at the will of the Company (or under separate agreement, if such agreement exists) so long as he or she is duly appointed or elected and qualified in accordance with the applicable provisions of the By-Laws of the Company or any subsidiary of the Company or until such time as he or she tenders his or her resignation in writing. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

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     3.  Expenses; Indemnification Procedure.

              (a) Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in Section 1(a) or (b) hereof (but not amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee with thirty (30) days following delivery of a written request therefor by Indemnitee to the Company.

              (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under his Agreement. Notice to the Company shall be directed to the President of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; or five business days if sent by airmail to a country outside of North America; otherwise notice shall be deemed received when such notice is actually received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

              (c) Procedure. Any payment of indemnification under Section 1 of this agreement, or any advancement of expenses under Section 3(a) of this Agreement shall be made no later than thirty (30) days after receipt of the written request of Indemnitee therefore. If a claim for indemnification or for advancement of expenses under this Agreement or under any statute, provision of the Company's Certificate of Incorporation or By-Laws, resolution of the board of directors or otherwise providing for such indemnification is not paid in full by the Company within thirty (30) days after a written request for payment thereof has first been received by the Company, Indemnitee may, at any time thereafter, bring an action against the Company to recover the unpaid amount of the claim. Subject to Section 13 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed. However, Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to

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have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

              (d) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

              (e) Selection of Counsel. In the event the Company shall be obligated under Section 3(a) hereof to advance the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election to request that the Company assume the defense of such proceeding. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his or her own counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a material conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

    4.  Additional Indemnification Rights; Nonexclusivity.

              (a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's By-Laws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required

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by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          (b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its By-Laws, any agreement, any vote of stockholders or disinterested Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement as any action taken or not taken by Indemnitee while serving in an indemnified capacity shall continue even though the Indemnitee may have ceased to serve in such capacity at the time of any such action, suit or other proceeding covered by this agreement.

     5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him or her in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     6. Mutual Acknowledgement. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7. Officer and Director Liability Insurance. The Company shall, from time to time, make a good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or the most favorably insured of the Company's officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient
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benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

     8. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligation under this Agreement shall not constitute a breach of this Agreement. If the provisions of this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     9. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

          (b) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          (c) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent such expenses or liabilities have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company, its parent or any of its subsidiaries; or

          (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of "short swing profits" arising from the purchase and sale or the sale and purchase by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

          (e) Public Policy. To indemnify Indemnitee to the extent that a court of competent jurisdiction has finally determined that such indemnification would be prohibited as contrary to public policy.
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     10.  Construction of Certain Phrases.

          (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger with the Company, which constituent corporation, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     12. Successor and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

     13. Attorneys' Fees. In the event that an action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     14. Notice. Except as provided in Section 3(b), all notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the Delaware Court of Chancery, unless jurisdiction for such action shall be found to lie in another Delaware court.

     16. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware without regard to the conflict of law principles thereof.

     17. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

     18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such wavier constitute a continuing waiver.

     20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                 DIGITALWORK.COM, INC.


                                 By:________________________
                                      Name: Robert
                                      Title: Chairman of the Board of Directors
                                              Executive Officer

                                 Address:  230 West Monroe Street
                                           Suite 1950
                                           Chicago, IL 60610

AGREED TO AND ACCEPTED:


INDEMNITEE:

____________________________



____________________________
(signature)

Address:

_____________________________
_____________________________
_____________________________